SCM Trust

ICON Natural Resources and Infrastructure Fund

Supplement dated October 12, 2022 to the

Prospectus dated May 1, 2022

Effective October 10, 2022:

The Average Annual Return Table for the ICON Natural Resources and Infrastructure Fund on page 16 of the prospectus is replaced in its entirety with:

Average Annual Return (for the period ended 12/31/21) ICON Natural Resources and Infrastructure Fund (Institutional – ICBMX)	1 year	5 year	10 year*
Return Before Taxes	30.62%	10.24%	9.25%
Return After Taxes on Distributions	6.12%	13.07%	6.94%
Return After Taxes on Distributions and Sale of Fund Shares	4.07%	11.21%	5.99%
S&P 1500 Index	28.45%	17.94%	16.34%

*	Inception date: 05/05/1997

Please retain this supplement with your Prospectus